                                 EXHIBIT 10(d)


                              CAMPBELL SOUP COMPANY

                          MID-CAREER HIRE PENSION PLAN

                  (AS AMENDED EFFECTIVE AS OF JANUARY 25, 2001)

                              CAMPBELL SOUP COMPANY

                          MID-CAREER HIRE PENSION PLAN

                                TABLE OF CONTENTS

ARTICLE I            DEFINITIONS...................................................................1

ARTICLE II           ELIGIBILITY AND PARTICIPATION.................................................3

ARTICLE III          VESTING AND BENEFITS..........................................................4

ARTICLE IV           DEATH AND DISABILITY BENEFITS.................................................4

ARTICLE V            CONDITIONS TO BENEFIT ENTITLEMENT.............................................5

ARTICLE VI           BENEFIT FORMULAS..............................................................6

ARTICLE VII          DISTRIBUTION OF BENEFITS; BENEFICIARY.........................................8

ARTICLE VIII         ADMINISTRATIVE PROCEDURES....................................................10

ARTICLE IX           CLAIMS PROCEDURE.............................................................10

ARTICLE X            AMENDMENT, SUSPENSION OR TERMINATION.........................................12

ARTICLE XI           CHANGE IN CONTROL............................................................12

ARTICLE XII          MISCELLANEOUS................................................................16

APPENDIX A           GRANDFATHERED BENEFIT FORMULAS..............................................A-1

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
                              CAMPBELL SOUP COMPANY
                          MID-CAREER HIRE PENSION PLAN
                  (AS AMENDED EFFECTIVE AS OF JANUARY 25, 2001)

         The Campbell Soup Company Mid-Career Hire Pension Plan (the "Plan") is designed to provide selected management or highly compensated employees of the Company and its Subsidiaries, who are or were hired as executives in key management positions in the midst of their business careers, with retirement benefits that may supplement the retirement income that they receive from designated Company sources, including the Qualified Plans and the Nonqualified Plans. The Plan is intended to be an "unfunded" plan maintained for the purpose of providing deferred compensation to a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. This amendment and restatement of the Plan is generally effective as of January 25, 2001. The benefits provided under the Plan to a Participant who terminated employment from the Campbell Group prior to January 25, 2001, shall be determined solely in accordance with the terms of the Plan as in effect as of the date of such termination.

                                    ARTICLE I

                                   DEFINITIONS

         Unless the context otherwise requires, the following words and phrases as used herein shall have the following meanings:

         Section 1.1 "ACTUARIAL EQUIVALENT" means a benefit of equal value computed using an interest rate of five percent and the mortality assumptions set forth in Appendix K of the Retirement Plan; provided, however, that for purposes of valuing the five equal annual installment distribution option described in Section 7.2(a), the lump sum death benefits described in Article VII, and the lump sum benefit described in Section 11.4, Actuarial Equivalent shall be calculated using the discount rate used by the Company on its financial statements at the time of distribution applicable under Financial Accounting Standards Board Statement No. 87, and the "applicable mortality table" published in Revenue Ruling 95-6 or such other applicable guidance from the Internal Revenue Service.

         Section 1.2 "ADJUSTED FINAL PAY" means the Participant's Final Average Pay, as that term is defined in the Retirement Plan, and in addition all amounts that would otherwise be included in Earnings, as that term is defined in the Retirement Plan, but for the fact that the Participant elected to defer receipt of such amounts under the Campbell Soup Company Deferred Compensation Plan.

         Section 1.3 "ADMINISTRATIVE COMMITTEE" means the Administrative Committee as that term is defined in the Retirement Plan.

         Section 1.4 "BOARD" means the Board of Directors of the Company.

         Section 1.5 "CAMPBELL GROUP" means Campbell Soup Company and all of its Subsidiaries.

         Section 1.6 "COMPANY" means Campbell Soup Company its successors and assigns.

         Section 1.7 "COMPENSATION COMMITTEE" means the Compensation and Organization Committee of the Board.

         Section 1.8 "EFFECTIVE DATE" means March 27, 1986, when the Board approved the Plan.

         Section 1.9 "EFFECTIVE RETIREMENT DATE" means the Participant's Effective Retirement Date as that term is defined in the Retirement Plan.

         Section 1.10 "NORMAL RETIREMENT DATE" means the Participant's Normal Retirement Date as that term is defined in the Retirement Plan.

         Section 1.11 "NONQUALIFIED PLANS" means the Company's excess benefit pension arrangements as in effect from time to time on and after the Effective Date, but not including this Plan or any other supplemental pension arrangement adopted on or after the Effective Date.

         Section 1.12 "PARTICIPANT" means an employee who is eligible for the Plan in accordance with Article II.

         Section 1.13 "PLAN" means the Company's Mid-Career Hire Pension Plan set forth herein and as amended from time to time.

         Section 1.14 "QUALIFIED PLANS" means the Retirement Plan and any plan maintained outside of the United States that provides life-time retirement benefits and is funded by the Company or a Subsidiary.

         Section 1.15 "RETIREMENT PLAN" means the Campbell Soup Company Retirement and Pension Plan for Salaried Employees as in effect from time to time on and after the Effective Date.

         Section 1.16 "SOCIAL SECURITY COVERED COMPENSATION" means the Participant's Social Security Covered Compensation as that term is defined in the Retirement Plan.

         Section 1.17 "SPOUSE" means the Participant's Spouse as that term is defined in the Retirement Plan.

         Section 1.18 "SUBSIDIARY" means a corporation, the majority of the voting stock of which is owned directly or indirectly by the Company.

         Section 1.19 "TOTAL DISABILITY" means Total Disability as that term is defined in the Retirement Plan.

         Section 1.20 "YEARS OF SERVICE" means all the Participant's Years of Vesting Service, as that term is defined and determined in accordance with the provisions of the Retirement Plan, but for this Plan determined using all employment with the Company and any Subsidiary.

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION

          Individuals who may be eligible for the Plan are executives of the Company or a Subsidiary in key management positions who are covered by the Retirement Plan. All such executives in salary grade level 46 or higher are automatically eligible for and shall become Participants in this Plan. Other executives who shall become Participants shall be selected from among those eligible at any time and from time to time by the Compensation Committee, or by the President of the Company, in its, or his or her, sole discretion. The Compensation Committee may delegate its authority to select executives who are eligible for the Plan. A Participant who terminates employment from the Campbell Group shall not be eligible to participate in the Plan upon any subsequent reemployment, and all service with and compensation from the Campbell Group, and all accruals under the Qualified and Nonqualified Plans, attributable to the post-reemployment period shall be disregarded in determining Plan benefits.

                                   ARTICLE III

                              VESTING AND BENEFITS

         Section 3.1 VOLUNTARY RESIGNATION BEFORE AGE 55. Any Participant who voluntarily resigns without the consent of the President of the Company before attaining age 55 automatically forfeits all benefits under the Plan regardless of the Participant's number of years of employment.

         Section 3.2 TERMINATION BEFORE FIVE YEARS OF EMPLOYMENT. Any Participant whose employment terminates for any reason, other than death or Total Disability, prior to the Participant's completing five years of employment with the Campbell Group shall automatically forfeit all benefits under the Plan.

         Section 3.3 TERMINATION BY THE COMPANY AFTER FIVE YEARS OF EMPLOYMENT AND BEFORE AGE 55. Any Participant who is terminated by the Company after completing five years of employment with the Campbell Group and prior to attaining age 55 shall be vested in the Accelerated Benefit only. Such Participant's Accelerated Benefit shall be determined under Section 6.1, or, as applicable, Section 6.3.

         Section 3.4 RETIREMENT ON OR AFTER AGE 55 WITH FIVE YEARS OF EMPLOYMENT. Any Participant who retires on or after age 55 with five years of employment with the Campbell Group shall be vested in the Income Replacement Benefit only. Such Participant's Income Replacement Benefit shall be determined under Section 6.2, or, as applicable, Section 6.3.

                                   ARTICLE IV

                          DEATH AND DISABILITY BENEFITS

         Section 4.1 If a Participant's employment terminates due to death or Total Disability prior to either or both of the attainment of age 55 and/or the completion of five years of employment with the Campbell Group, the Participant or Participant's beneficiary shall be immediately vested in and entitled to the Accelerated Benefit as determined under Section 6.1, or, as applicable, Section 6.3, based upon his Years of Service to the date of his death or Total Disability.

         Section 4.2 If a Participant's employment terminates due to death or Total Disability after he has attained age 55 and completed five years of employment, the Participant or Participant's beneficiary shall be entitled to the Income Replacement Benefit as determined under Section 6.2, or, as applicable, Section 6.3, based upon his Years of Service to the date of his death or Total Disability.

                                    ARTICLE V

                        CONDITIONS TO BENEFIT ENTITLEMENT

         Section 5.1 CONDITIONS. Subject to the provisions of Section 5.2, each payment of benefits under this Plan shall be subject to the conditions that:

                  (a) the Participant's employment with the Campbell Group shall not have been terminated for willful, deliberate or gross misconduct; and

                  (b) prior to such payment, the Participant shall not have engaged in conduct materially detrimental to the interests of the Company or any Subsidiary, including, without limitation, engaging in any business competitive with a business in which the Company or a Subsidiary (i) was engaged at any time during the Participant's employment with the Campbell Group and (ii) is engaged at the time the Participant is engaged in the competitive business.

         Section 5.2 FAILURE TO SATISFY CONDITIONS. If the Participant shall fail to satisfy any of the conditions set forth in Section 5.1, the Company shall not be obligated after such failure to pay any benefits remaining to be paid to or on behalf of the Participant, provided all of the following shall have taken place:

                  (a) the Secretary of the Company, at the direction of the Compensation Committee, shall have given written notice to the Participant (hereafter referred to as the "Notice") setting forth with reasonable specificity (i) the alleged failure, and (ii) the loss of rights to benefits that will occur unless the Participant rectifies such failure to the satisfaction of the Compensation Committee within 30 days after his receipt of the Notice;

                  (b) the Participant shall not have rectified such failure to the satisfaction of the Compensation Committee within 30 days after his receipt of the Notice; and

                  (c) the Secretary of the Company, at the direction of the Compensation Committee and after the expiration of the 30-day period referred to in clause (b) above, shall have given written notice to the Participant that, in the opinion of the Compensation Committee, he has not rectified the failure.

                                   ARTICLE VI

                                BENEFIT FORMULAS

         Section 6.1 ACCELERATED BENEFIT FORMULA. The Accelerated Benefit is the benefit, expressed as a straight life annuity commencing on the Participant's Normal Retirement Date, equal to the excess, if any, of (a) over (b) where:

                  (a) is 2% multiplied by the Participant's Years of Service, with such product, not to exceed 37.5%, multiplied by the Participant's Adjusted Final Pay; and

                  (b) is the sum of (i) plus (ii) where:

                           (i) is the straight life annuity payable to the
Participant under the Qualified Plans commencing on his Normal Retirement Date, excluding for this purpose the portion of such annuity attributable to the Additional Annuity Benefit described in Section 4A.07 of the Retirement Plan, and

                           (ii) is the straight life annuity payable to the
Participant under the Nonqualified Plans commencing on his Normal Retirement
Date.

A Participant's Accelerated Benefit determined under the preceding sentence shall be reduced in accordance with the factors in Schedule 1 or 3, as applicable, of Appendix I of the Retirement Plan based on the Participant's age at the time his Plan benefits are scheduled to commence.

         Section 6.2 INCOME REPLACEMENT BENEFIT FORMULA. The Income Replacement Benefit is the benefit, expressed as a straight life annuity commencing on the Participant's Normal Retirement Date, equal to the sum of (a) plus (b) where:

                  (a)      is the excess of (i) over (ii) where:

                           (i) is 37.5% of the Participant's Adjusted Final Pay,
and

                           (ii) is the sum of (A) the straight life annuity
payable to the Participant under the Qualified Plans commencing on his Normal Retirement Date, excluding for this purpose the portion of such annuity attributable to the Additional Annuity Benefit described in Section 4A.07 of the Retirement Plan, plus (B) the straight life annuity payable to the Participant under the Nonqualified Plans commencing on his Normal Retirement Date; and

                  (b)      is the excess of (i) over (ii) where:

                           (i) is the benefit described in Section 4A.07 of the
Retirement Plan calculated as if the Participant had completed 35 Years of Service, and

                           (ii) is the actual benefit to which the Participant
is entitled under Section 4A.07 of the Retirement Plan.

A Participant's Income Replacement Benefit determined under the preceding sentence shall be reduced in accordance with the factors in Schedule 2 of Appendix I of the Retirement Plan based on the Participant's age at the time his Plan benefits are scheduled to commence.

         Section 6.3 GRANDFATHERED BENEFIT FORMULAS FOR PRE-JANUARY 25, 2001 PARTICIPANTS. The Accelerated Benefit of a Participant who was covered by the Plan as a Participant prior to January 25, 2001, shall be the greater of the amount determined under Section 6.1, or the amount determined under the Grandfathered Accelerated Benefit formula set forth in Appendix A.

         The Income Replacement Benefit of a Participant who was covered by the Plan as a Participant prior to January 25, 2001, shall be the greater of the amount determined under Section 6.2, or the amount determined under the Grandfathered Income Replacement Benefit formula set forth in Appendix A.

         Section 6.4 TEMPORARY ADDITIONAL BENEFIT FOR CERTAIN PARTICIPANTS AND SPOUSES ELIGIBLE FOR THE INCOME REPLACEMENT BENEFIT. If a Participant is entitled to the Income Replacement Benefit due to his retirement or Total Disability prior to age 65, or if a Participant's Spouse is entitled to the Income Replacement Benefit due to the Participant's death prior to age 65, the Participant, or, if applicable, his Spouse, shall receive a temporary monthly benefit equal to the excess of (a) the benefit described in Section 4A.10(d) of the Retirement Plan calculated as if the Participant had completed 35 Years of Service, over (b) the actual benefit to which the Participant or, if applicable, his Spouse, is entitled under Section 4A.10(d) of the Retirement Plan. Notwithstanding the provisions of Article VII, such benefit shall be paid to the Participant or, if applicable, his Spouse, for the same period as provided under
Section 4A.10(d) of the Retirement Plan; provided, however, that if the Participant, or, if applicable, his Spouse, elects to receive the Income Replacement Benefit in the form of five equal annual installments as permitted under Section 7.2(a), the Actuarial Equivalent value of the temporary monthly benefit described in this paragraph shall be payable as part of such installments and will not be paid as a monthly benefit. Notwithstanding anything to the contrary in this paragraph, the benefit described in this paragraph shall not be paid to a Participant or Spouse who receives any Company paid retiree medical coverage.

                                   ARTICLE VII

                      DISTRIBUTION OF BENEFITS; BENEFICIARY

         Section 7.1 TIMING OF DISTRIBUTION. A Participant may elect to commence receiving the value of his Plan benefit as of the first day of any month following the month in which he terminates employment, but no later than the later of his Normal Retirement Date or the month following the month in which he terminates employment. If the Participant retires or otherwise terminates employment after becoming entitled to benefits under Article III and dies prior to the date his Plan benefits are scheduled to commence, then the Participant's benefit shall be paid to his beneficiary in accordance with the provisions of
Section 7.4.

         Section 7.2 FORM AND VALUATION OF DISTRIBUTION. A Participant may elect to receive the value of his Plan benefit in any of the following forms, each of which shall be of Actuarial Equivalent value to the Participant's benefit determined under Article VI as of the date his benefits are scheduled to commence: (a) five equal annual installments, (b) a single life annuity for the Participant's life with, in the case of a Participant who was a participant in the Retirement Plan prior to May 1, 1999, 60 monthly installments guaranteed, or
(c) a joint and survivor annuity that provides a 50%, 75% or 100% survivor annuity to the Participant's surviving spouse following the Participant's death.

         Section 7.3 BENEFICIARY DESIGNATION. The beneficiary of the Participant under the Retirement Plan shall automatically be deemed to be designated as the recipient of the retirement benefits, if any, payable under this Plan in the event of the Participant's death.

   Section 7.4     BENEFICIARY DISTRIBUTIONS.

                  (a) If a beneficiary becomes entitled to death benefits under
Article IV or because a terminated or retired Participant dies prior to his scheduled date of distribution under Section 7.1, then such benefit shall be distributed as follows:

                           (i) if the beneficiary is the surviving spouse of the
Participant, the surviving spouse will have the same distribution options that would have been available to the Participant under Sections 7.1, 7.2(a), and 7.2(b).

                           (ii) if the beneficiary is not the Participant's
surviving spouse, the Actuarial Equivalent present value of such benefit shall be paid to the beneficiary as soon as administratively practicable following the Participant's death.

                  (b) If the Participant dies after payment of his Plan benefits has commenced in accordance with Sections 7.1 and 7.2, then benefits shall be paid to his beneficiary only as described below:

                           (i) if the Participant was receiving benefits under
the five equal annual installment method, then any remaining installments shall be paid as originally scheduled if the Participant's beneficiary is his surviving spouse, or, if the beneficiary is not his surviving spouse, the Actuarial Equivalent present value of the remaining payments shall be paid to the Participant's beneficiary as soon as administratively practicable following the Participant's death;

                           (ii) if the Participant was receiving benefits under
the single life annuity method, no benefits shall be paid following the Participant's death, except to the extent necessary to comply with the 60 monthly installment guarantee (if applicable); and

                           (iii) if the Participant was receiving benefits under
the joint and 50%, 75% or 100% survivor annuity method, benefits shall be paid to the Participant's survivor annuitant (if still living) at the applicable rate for the remainder of the survivor annuitant's life.

         Section 7.5 ELECTION TO RECEIVE DISTRIBUTION. A Participant, or, if applicable, a beneficiary who is the Participant's surviving spouse, shall elect the timing and form of distribution of his benefit in accordance with procedures established by the Administrative Committee.

                                  ARTICLE VIII

                            ADMINISTRATIVE PROCEDURES

         Section 8.1 GENERAL. The Plan shall be administered by the Administrative Committee. The Administrative Committee shall establish such rules, regulations and instruments for the administration of the Plan as it deems necessary or advisable.

         Section 8.2 PLAN INTERPRETATION. The Administrative Committee shall have responsibility, and full and absolute discretion and authority, to administer and interpret the Plan. The Administrative Committee's interpretations of the Plan, as well as all actions taken and determinations made by the Administrative Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned. Benefits under the Plan shall be paid only if the Administrative Committee decides in its discretion that the applicant is entitled to them.

         Section 8.3 RESPONSIBILITIES AND REPORTS. The Administrative Committee may pursuant to a written instruction name other persons to carry out specific responsibilities. The Administrative Committee shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports that are furnished by any accountant, controller, counsel, or other person who is employed or engaged for such purposes.

                                   ARTICLE IX

                                CLAIMS PROCEDURE

         Section 9.1 DENIAL OF CLAIM FOR BENEFITS. Any denial by the Administrative Committee of any claim for benefits under the Plan by a Participant or beneficiary shall be stated in writing by the Administrative Committee and delivered or mailed to the Participant or beneficiary. The Administrative Committee shall furnish the claimant with notice of the decision not later than 90 days after the receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to render the final decision. The notice of the Administrative Committee decision shall be written in a manner calculated to be understood by the claimant and shall include (a) the specific reasons for the denial, including, where appropriate, references to the specific Plan provisions on which the determination was based, (b) a description of any additional information or material necessary to perfect the claim with an explanation of why the information or material is necessary, and (c) a description of the Plan's review procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under ERISA section 502(a) following an adverse determination on review.

         Section 9.2 APPEAL OF DENIAL. The claimant shall have 60 days after receipt of written notification of denial of his or her claim in which to file a written appeal with the Administrative Committee. As a part of any such appeal, the claimant may submit written comments, documents, records, and other information relating to the claim. Upon request and free of charge, the claimant shall be provided reasonable access to and copies of all documents, records, and other information relevant to the claim. In reviewing the claim, the Administrative Committee shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Administrative Committee shall notify the claimant of its decision on the appeal not later than 60 days after the receipt of the appeal, unless special circumstances require an extension of time for processing the appeal. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to render the final decision. In the case of an adverse benefit determination, the notice shall set forth, in a manner calculated to be understood by the claimant, (a) the specific reasons for the denial, including, where appropriate, references to the specific Plan provisions on which the determination was based, (b) a statement that, upon request and free of charge, the claimant is entitled to receive reasonable access to and copies of all documents, records, and other information relevant to the claimant's claim for benefits, and (c) a statement of the claimant's right to bring a civil action under ERISA section 502(a).

                                    ARTICLE X

                      AMENDMENT, SUSPENSION OR TERMINATION

          The Compensation Committee or its delegate may amend, suspend or terminate the Plan in whole or part; but no such amendment, suspension or termination may adversely affect benefits accrued by a Participant based upon his Years of Service to the date of such amendment, suspension or termination.

                                   ARTICLE XI

                                CHANGE IN CONTROL

         Section 11.1 CONTRARY PROVISIONS. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XI shall govern and supersede any inconsistent terms or provisions of the Plan.

         Section 11.2 DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan "Change in Control" shall mean any of the following events:

                  (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"); provided, however, that for purposes of this Section 11.2(a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

                  (b) The individuals who, as of January 25, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; or

                  (c) Approval by stockholders of the Company of (1) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

                  (d) Acceptance of stockholders of the Company of shares in a share exchange if the stockholders of the Company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Subsidiaries, (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition, (iii) any "Grandfathered Dorrance Family Stockholder" (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family Stockholder but only if such Person has executed an agreement which is approved by two-thirds of the Board and pursuant to which such Person has agreed that he (or they) will not increase his (or their) Beneficial Ownership (directly or indirectly) to 30% or more of the outstanding Voting Securities (the "Standstill Agreement") and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, "Grandfathered Dorrance Family Stockholder" shall mean at any time a "Dorrance Family Stockholder" (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities Beneficially Owned by such individual on January 25, 1990, (w) Voting Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family

Stockholder, (y) Voting Securities which are also Beneficially Owned by other Grandfathered Dorrance Family Stockholders at the time in question, and (z) Voting Securities acquired after January 25, 1990 other than directly from the Company or from another Grandfathered Dorrance Family Stockholder by any "Dorrance Grandchild" (as hereinafter defined) provided that the aggregate amount of Voting Securities so acquired by each such Dorrance grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. "Dorrance Family Stockholder" who or which is at the time in question the Beneficial Owner of Voting Securities which are not specified in clauses (v), (w), (x), (y) and (z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family Stockholder at the time in question. For purposes of this Section, "Dorrance Family Stockholders" shall mean individuals who are descendants of the late Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A "Dorrance Grandchild" means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild's descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild's descendants.

         Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

Section 11.3 DEFINITION OF CAUSE. For purposes of this Article XI, a termination for "Cause" is a termination evidenced by a resolution adopted in good faith by two-thirds of the Board that the Participant (a) intentionally and continually failed to substantially perform his duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform, or (b) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however that no termination of the Participant's employment shall be for Cause as set forth in clause (b) above until (x) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (b) and specifying the particulars thereof in detail, and (y) the Participant shall have been provided an opportunity to be heard by the Board (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part, shall be considered "intentional" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in the Plan to the contrary, in the case of any Participant who is a party to a severance protection agreement, no failure to perform by the Participant after a Notice of Termination (as defined in the Participant's severance protection agreement) is given by the Participant shall constitute Cause for purposes of the Plan.

         Section 11.4 TERMINATION OF EMPLOYMENT. If a Participant's employment is terminated by the Company (other than for Cause) or by the Participant for any reason within two (2) years following a Change in Control, the Company shall, within thirty (30) days, pay to the Participant a lump sum cash payment equal to the lump sum Actuarial Equivalent of his accrued benefit as of the date of his termination of employment whether or not the Participant is otherwise vested in his accrued benefit; provided, however, that for this purpose, the term Actuarial Equivalent shall have the same meaning as such term is used in the Retirement Plan for Salaried Employees as in effect from time to time on or after the Effective Date.

   Section 11.5    AMENDMENT OR TERMINATION.

                  (a) This Article XI shall not be amended or terminated at any time.

                  (b) For a period of two (2) years following a Change in Control, the Plan shall not be terminated or amended in any way, nor shall the manner in which the Plan is administered be changed in a way that adversely affects the Participant's right to existing or future Company provided benefits or contributions provided hereunder, including, but not limited to, any change in, or to, the eligibility requirements, benefit formulae and manner and optional forms of payments.

                  (c) Any amendment or termination of the Plan prior to a Change in Control which (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or
(ii) otherwise arose in connection with, or in anticipation of, a Change in Control, shall be null and void and shall have no effect whatsoever.

                                   ARTICLE XII

                                  MISCELLANEOUS

         Section 12.1 NO EMPLOYMENT RIGHTS. The establishment or existence of the Plan shall not confer upon any individual the right to be continued as an employee. The Company and each Subsidiary expressly reserve the right to discharge any employee whenever in its judgment its best interests so require.

         Section 12.2 NON-ALIENATION. No amounts payable under the Plan shall be subject in any manner to anticipation, assignment, or voluntary or involuntary alienation.

         Section 12.3 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey to the extent not preempted by federal law.

         Section 12.4 WITHHOLDING. The Company may withhold from any benefits payable under the Plan all federal, state and local income taxes or other taxes required to be withheld pursuant to applicable law.

         Section 12.5 UNFUNDED OBLIGATION. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participant having no greater rights than the Company's other general creditors. Nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

         Section 12.6 INCAPACITY. If the Administrative Committee, in its sole discretion, deems a Participant or beneficiary who is eligible to receive any payment hereunder to be incompetent to receive the same by reason of illness or any infirmity or incapacity of any kind, the Administrative Committee may direct the Company to apply such payment directly for the benefit of such person, or to make payment to any person selected by the Administrative Committee to disburse the same for the benefit of the Participant or beneficiary. Payments made pursuant to this Section shall operate as a discharge, to the extent thereof, of all liabilities of the Company, the Administrative Committee and the Plan to the person for whose benefits the payments are made.

         Section 12.7 SEVERABILITY. In the event that any provision of this Plan shall be determined to be invalid or unenforceable for any reason, the remaining provisions shall be unaffected thereby and shall remain in full force and effect.

         Section 12.8 NOTICES.

                  (a) Any instrument to be delivered under this Plan to the Administrative Committee shall be deemed to have been properly delivered if and when received by the Secretary of the Company at the Company's Headquarters.

                  (b) Any instrument to be delivered under this Plan to the Participant or his beneficiary shall be deemed to have been properly delivered in each case if and when received by the Participant or his beneficiary or upon deposit thereof, in a post office box regularly maintained by the United States Government, in an envelope, properly stamped, addressed to the Participant or his beneficiary at his address as it appears from time to time on the books of the Company.

         Section 12.9 QUALIFIED AND NONQUALIFIED PLANS NOT AFFECTED. Any benefits payable pursuant to this Plan are intended to be in excess of those, if any, payable under the Qualified Plans and the Nonqualified Plans.

         Section 12.10 ACCELERATION ON DEFAULT. If the Company fails to pay in a timely manner the benefits due a Participant or his beneficiary under this Plan and if the Company neglects to remedy such failure within thirty days after having received written notice of it from the Participant or his beneficiary, then the Company shall thereupon pay to the Participant or his beneficiary as the case may be in full discharge of its obligations the lump-sum actuarial equivalent of all benefits remaining to be paid.

         Section 12.11 BINDING UPON SUCCESSORS. The liabilities under the Plan shall be binding upon any successor, assign or purchaser of the Company or any purchaser of substantially all of the assets of the Company.

         Section 12.12 MISCELLANEOUS. Use of the masculine gender in the Plan shall be deemed to include the feminine gender. Headings are given to sections and paragraphs solely as a convenience to facilitate reference; such headings shall not affect the construction of any provision of the Plan.

         Pursuant to the authorization of the Compensation and Organization Committee of the Board of Directors, to record the amendment and restatement of the Plan, the Campbell Soup Company has caused its authorized officers to affix its corporate name and seal this 6TH day of June 2001.

[CORPORATE SEAL]



Attest:   /s/ John J. Furey                  By:  /s/ Edward F. Walsh
          John J. Furey                           Edward F. Walsh
          Corporate Secretary                     Vice President-Human Resources

                   APPENDIX A - GRANDFATHERED BENEFIT FORMULAS

           This Appendix A contains the Grandfathered Accelerated Benefit and Income Replacement Benefit formulas that may apply to a Participant described in
Section  6.3.

Section A-1.      GRANDFATHERED ACCELERATED BENEFIT FORMULA

           The Grandfathered Accelerated Benefit is the benefit, expressed as a straight life annuity commencing on the Participant's Normal Retirement Date, equal to the excess, if any, of (a) over (b) where:

                  (a)      is the sum of (i) plus (ii) where:

                           (i) is two and four-tenths (2.4%) of the
Participant's Adjusted Final Pay up to the Social Security Covered Compensation multiplied by the Participant's Years of Service not in excess of five (5), plus one and two tenths percent (1.2%) of his Adjusted Final Pay up to the Social Security Covered Compensation multiplied by his Years of Service, if any, in excess of five (5) but not in excess of twenty (20), and

                           (ii) is three and six tenths percent (3.6%) of his
Adjusted Final Pay in excess of the Social Security Covered Compensation multiplied by his Years of Service not in excess of five (5) plus one and eight tenths (1.8%) of his Adjusted Final Pay in excess of the Social Security Covered Compensation multiplied by his Years of Service, if any, in excess of five (5) but not in excess of twenty (20); and

                  (b)      is the sum of (i) plus (ii) plus (iii) where:

                           (i) is the straight life annuity payable to the
Participant under the Qualified Plans commencing on his Normal Retirement Date, excluding for this purpose the portion of such annuity attributable to the Additional Annuity Benefit described in Section 4A.07 of the Retirement Plan, and

                           (ii) is the straight life annuity payable to the
Participant under the Nonqualified Plans commencing on his Normal Retirement Date, and

                           (iii) is the imputed benefit, expressed as a straight
life annuity commencing on the Participant's Normal Retirement Date, calculated under the Retirement Plan based upon the following assumptions:

                                    (A) Final Average Pay and Earnings equal the
annual salary of the Participant on the date he was employed by the Campbell Group, and

                                    (B) Years of Service equal the excess number
of whole years of the Participant's age at date of hire by the Campbell Group over 32, but such imputed Years of Service shall be limited to the lesser of (1) actual Years of Service under the Retirement Plan or (2) 10 years.

A Participant's Grandfathered Accelerated Benefit determined under the preceding sentence shall be reduced in accordance with the factors in Schedule 1 or 3, as applicable, of Appendix I of the Retirement Plan based on the Participant's age at the time his benefits are scheduled to commence.

         Notwithstanding the foregoing, the Grandfathered Accelerated Benefit for a Participant who was a participant in the Retirement Plan prior to May 1, 1999, shall be expressed in the form of a straight life annuity with 60 monthly installments guaranteed.

Section A-2. GRANDFATHERED INCOME REPLACEMENT BENEFIT FORMULA

         The Grandfathered Income Replacement Benefit is the benefit, expressed as a straight life annuity commencing on the Participant's Normal Retirement Date, equal to the sum of (a) plus (b) where:

                  (a)      is the excess of (i) over (ii) where:

                           (i) is 45% of the Participant's Adjusted Final Pay
reduced by 1.8% for each year the Participant's age is below age 62 at date of retirement, and

                           (ii) is the sum of (A) plus (B) plus (C) where:

                                    (A) is the straight life annuity payable to
the Participant under the Qualified Plans commencing on his Normal Retirement Date, excluding for this purpose the portion of such annuity attributable to the Additional Annuity Benefit described in Section 4A.07 of the Retirement Plan,

                                    (B) is the straight life annuity payable to
the Participant under the Nonqualified Plans commencing on his Normal Retirement Date, and

                                    (C) is the imputed benefit, expressed as a
straight life annuity commencing on the Participant's Normal Retirement Date, calculated under the Retirement Plan based upon the following assumptions:

                                            (I) Final Average Pay and Earnings
equal the annual salary of the Participant on the date he was employed by the Campbell Group, and

                                            (II) Years of Service equal the
excess number of whole years of the Participant's age at date of hire by the Campbell Group over 32, but such imputed Years of Service shall be limited to the lesser of (1) actual Years of Service under the Retirement Plan or (2) 10 years; and

                  (b)      is the excess of (i) over (ii) where:

                           (i) is the benefit described in Section 4A.07 of the
Retirement Plan calculated as if the Participant had completed 35 Years of Service, and

                           (ii) is the actual benefit to which the Participant
is entitled under Section 4A.07 of the Retirement Plan.

A Participant's Grandfathered Income Replacement Benefit determined under the preceding sentence shall be reduced in accordance with the factors in Schedule 2 of Appendix I of the Retirement Plan based on the Participant's age at the time his Plan benefits are scheduled to commence.

         Notwithstanding the foregoing, the Grandfathered Income Replacement Benefit for a Participant who was a participant in the Retirement Plan prior to May 1, 1999, shall be expressed in the form of a straight life annuity with 60 monthly installments guaranteed.